                                                                    EXHIBIT 10.2


                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 10, 1996 by and among American Health Properties, Inc. (together with its successors and assigns, the "Company"), the banks listed on the signature pages hereto (the "Lenders") and Wells Fargo Bank, N.A., as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent".

                              W I T N E S S E T H:

         WHEREAS, the Company, the Lenders, Banque Paribas, as Co-Agent, First Union National Bank of North Carolina, as Co-Agent, NationsBank of Texas, N.A., as Co-Agent and Wells Fargo Bank, N.A., as Agent, as arranger of the facilities provided (in such capacity, the "Arranger"), and as the issuer of the Letters of Credit (in such capacity, together with its successors in such capacity, the "Facing Bank") entered into that certain Credit Agreement dated as of December 27, 1995 (the "Credit Agreement"), pursuant to which the Lenders agreed to make available to the Company certain financial accommodations; and

         WHEREAS, the Company, the Agent and the Lenders hereby agree, on the terms and conditions set forth herein, to amend certain covenants contained in the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

         Section 1.  Amendment to Credit Agreement.

         (a)     The Credit Agreement is hereby amended by deleting Section
9.5. thereof in its entirety and substituting in lieu thereof the following:

         "9.5.   INVESTMENTS

         Make or permit to remain outstanding any Investments except:

                 (a)      Permitted Investments;

                 (b) Investments existing on the date hereof and set forth on Schedule 9.5.;

                 (c) the ownership of the capital stock of Wholly-Owned Permitted Subsidiaries by the Company or its Subsidiaries;

                 (d) Working Capital Loans made by the Company to operators of Health Care Facilities in an amount not to exceed $10,000,000 to any single operator of a Health Care Facility and in an aggregate amount at any one time outstanding not to exceed $15,000,000;

                 (e) (i) Loans from Wholly-Owned Subsidiaries to the Company permitted pursuant to Section 9.3.(f); (ii) loans from the Company to Wholly-Owned Subsidiaries (other than to any Subsidiary owning any PG Assets); and (iii) loans from the Company to Wholly-Owned Subsidiaries owning PG Assets in an aggregate principal amount not to exceed the PG Indebtedness;

                 (f) Investments by the Company or a Subsidiary in Health Care Facilities so long as (i) the amount of any Investment made pursuant to this Section 9.5.(f)(i) in any Health Care Facility does not exceed $75,000,000; and (ii) immediately before and immediately after the consummation of such Investment, after giving effect thereto, no Unmatured Default or Event of Default shall exist or would exist;

                 (g)      Construction and Development Investments;

                          (i) the aggregate amount of which do not exceed $75,000,000 at any one time, of which no more than $30,000,000 may be invested in any one Person and its Affiliates or in any one Health Care Facility as a Construction and Development Investment; and

                          (ii) the Board of Directors or other governing body of the Person in which any such Investment is made approves the making of such Investment;

                 (h) Supplies and other similar inventory purchased by the Company in the ordinary course of business;

                 (i) Investments by Subsidiaries owning PG Assets used for the repair, maintenance and improvement of PG Assets and the related equipment to the extent that the aggregate cost thereof does not exceed the PG Indebtedness;

                 (j) Investments in Permitted Subsidiaries that are not Wholly-Owned Subsidiaries and which are not described in Schedule 9.5. hereof, in an aggregate amount not to exceed 10% of the Consolidated Real Estate Assets immediately prior to the date such Subsidiary is acquired or created, so long as:

                          (i) such Subsidiaries are corporations, limited partnerships or limited liability companies;

                          (ii) the Company or one or more Wholly-Owned Subsidiaries owns at least 80%, but less than 100%, of the outstanding capital stock, partnership or other ownership interest of such Subsidiary;

                          (iii)   the Company or a Wholly-Owned Subsidiary is
         (A) the sole general partner of any such Subsidiary that is a limited partnership or (B) a member of any such Subsidiary that is a limited liability company; and

                          (iv) the business of such Subsidiary will not cause the Company to violate Section 8.4. hereof; and

                 (k) Investments by the Company or a Subsidiary consisting of the purchase of stock or other equity interests in operators of Health Care Facilities in which the Company or a Subsidiary has made an Investment pursuant to Sections 9.5.(f) or (g) hereof (or an Affiliate thereof) so long as:

                          (i) such Investments do not exceed $5,000,000 in any fiscal year and $10,000,000 in the aggregate;

                          (ii) no Investment represents more than (A) 10% of the voting stock (or other equity interest) and (B) 30% of all stock (or other equity interest) on a fully-diluted basis of the operator of any such Health Care Facility (or an Affiliate thereof); and

                          (iii) no Unmatured Default or Event of Default would be caused thereby.

         Anything in this Section 9.5. to the contrary notwithstanding, any Investment in a Health Care Facility permitted under this Section 9.5. (other than Investments permitted by Section 9.5.(k)) which is not in the form of a loan secured by such Health Care Facility may be made only if such Health Care Facility is owned entirely by the Company or a Permitted Subsidiary."

         (b)     The Credit Agreement is hereby further amended by deleting
Section 9.9. of the Credit Agreement in its entirety and substituting in lieu thereof the following:

         "9.9.   SALE OF ASSETS

         Make any Disposition except for:

                 (a) the Disposition by the Company or its Subsidiaries of assets, other than PG Assets for not less than the fair market value thereof, in an aggregate Dollar amount not to exceed, during the term of this Agreement, 25% of the average aggregate Dollar value of the Company's assets. For purposes of the preceding sentence, the average aggregate Dollar value of the Company's assets shall be measured over any period of 12 consecutive months selected by the Company occurring after the Closing Date. Such average aggregate Dollar value shall be the total assets of the Company, determined on a consolidated basis in accordance with GAAP, less any PG Assets, as shown on the Company's balance sheet as of the end of each such month;

                 (b) the sale or other disposition of any of the PG Assets by the Company or any of its Subsidiaries for not less than the fair market value thereof;

                 (c) involuntary sales or other dispositions of any of the businesses or assets of the Company or its Subsidiaries;

                 (d)      Dispositions of obsolete assets;

                 (e) Dispositions (whether individually or in a series of related transactions) of assets at not less than their fair value which produce Net Available Proceeds of not more than $1,000,000; or

                 (f) Dispositions of Investments made pursuant to Section 9.5.(k) hereof.

         At the time of any sale or other disposition under clause (a) or (b) of this Section 9.9., the Company shall deliver to the Agent a certificate, duly executed by the chief executive officer or the chief financial officer of the Company, setting forth in detail the determination of the Net Available Proceeds of such sale or other disposition, and such other information as is necessary to demonstrate compliance with clause (a) or (b) of this Section 9.9., as applicable."

         Section 2. Conditions Precedent to Effectiveness of Amendment. This Amendment shall be effective as of the date first written above (the "Amendment Effective Date") after and subject to the conditions precedent that the Agent has received each of the following, each to be in form and substance specified below or otherwise satisfactory to the Agent:

         (a) This Amendment duly executed by the Company, the Agent and the Required Lenders;

         (b) A Reaffirmation of Guaranty from the Guarantors (other than AHP of New Orleans, Inc.), in substantially the form of Exhibit A attached hereto (the "Reaffirmation");

         (c) An opinion letter from Davis, Graham & Stubbs, LLP, counsel to the Company, in substantially the form of Exhibit B attached hereto;

         (d) A Certificate of the Assistant Secretary of the Company stating that the Company's articles of incorporation and bylaws, copies of which were delivered in connection with the closing of the Credit Agreement, remain in full force and effect and have not been amended or repealed;

         (e) Certified copies (certified by the Assistant Secretary of the Company) of all corporate action taken by the Company to authorize the execution and delivery of this Amendment and the performance of the Credit Agreement, as amended by this Amendment;

         (f) Certificates of incumbency and specimen signatures with respect to each of the officers of the Company who are authorized to execute and deliver this Amendment;

         (g) A certificate evidencing the good standing of the Company issued as of a recent date by the Secretary of State of the State of Delaware;

         (h) A certificate executed by the chief executive officer and chief financial officer of the Company, stating that: (a) on such date, and after giving effect to the transaction contemplated hereby, no Unmatured Default or Event of Default has occurred and is continuing; (b) no material adverse change in the financial condition or operations of the business of the Company or any of its Subsidiaries or the projected cash flow of the Company and its Subsidiaries has occurred; and (c) the representations and warranties set forth in Sections 3 and 4 of the Amendment are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date.

         (i) Evidence of payment of all accrued and due and payableinterest owing on all Loans; and

         (j) Such other documents, agreements, opinions or evidences as the Agent may reasonably request.

         Section 3. Reaffirmation. The Company hereby reaffirms all representations and warranties made by the Company in the Credit Agreement on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except that the Company makes no representations or warranties with respect to AHP of New Orleans, Inc. which has been dissolved.

         Section 4.  Representations.  The Company further represents that:

         (a) Authorization. The Company has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform the Credit Agreement, all as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

         (b) Compliance of Credit Documents with Laws, etc. The execution and delivery of this Amendment, and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and the borrowings thereunder do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval from any Governmental Agency or violate any applicable law relating to the Company; (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Company other than in favor of the Agent for the benefit of the Lenders.

         (c) No Default. No Unmatured Default or Event of Defaults exists as of the date hereof and, after giving effect to this Amendment, no Unmatured Default or Event of Default will occur or exist.

         Section 5. References to the Credit Agreement and the Other Credit Documents. Upon the occurrence of the Amendment Effective Date, each reference to the Credit Agreement and any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the Credit Agreement. The term "Credit Documents" as defined in the Credit Agreement shall include the Reaffirmation executed pursuant to Section 2 hereof.

         Section 6. Expenses. Pursuant to Section 13.3(a) of the Credit Agreement, the Company shall reimburse the Agent upon demand for all costs and expenses (including attorneys' fees) incurred by the Agent in the preparation, negotiation and execution of this

Amendment and the other agreements and documents executed and delivered in connection herewith.

         Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA SHALL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AMENDMENT, EVEN THOUGH UNDER THAT JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

         Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect.

         Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

         Section 11. Definitions. All terms defined in the Credit Agreement which are used herein shall have the meanings defined in the Credit Agreement, unless specifically defined otherwise herein. The Credit Agreement shall be further amended by incorporating all terms defined in this Amendment.

         Section 12. No Novation. The parties do not intend that the amendment to the Credit Agreement effected hereby constitutes a novation of the indebtedness incurred under, and evidenced by, the Credit Agreement and the other Credit Documents.





                        (Signatures Begin on Next Page)

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first above written.

                                  AMERICAN HEALTH PROPERTIES, INC.

                                  By:    /s/ Michael J. McGee
                                     ------------------------------------------
                                             Michael J. McGee
                                             Senior Vice President and
                                             Chief Financial Officer


                                  WELLS FARGO BANK, N.A., as Agent and Lender

                                  By:   /s/ Jack Haye
                                     ------------------------------------------
                                     Name:  Jack Haye
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------


                                  BANQUE PARIBAS, as Lender

                                  By:    /s/ Clare Bailhe
                                     ------------------------------------------
                                     Name:   Clare Bailhe
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                  By:    /s/ Stanley R. Berkman
                                     ------------------------------------------
                                     Name:   Stanley R. Berkman
                                          -------------------------------------
                                     Title:  General Manager
                                             Western Region
                                           ------------------------------------


                                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                    as Lender

                                  By:    /s/ Joseph H. Towell
                                     ------------------------------------------
                                     Name:   Joseph H. Towell
                                          -------------------------------------
                                     Title:  Senior Vice President
                                           ------------------------------------


                                  NATIONSBANK OF TEXAS, N.A., as Lender

                                  By:    /s/ Elizabeth Gould
                                     ------------------------------------------
                                     Name:   Elizabeth Gould
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------

                    (Signatures continued on following page)

    (Continuation of signatures to the First Amendment to Credit Agreement)


                                  BHF-BANK AKTIENGESELLSCHAFT, as Lender

                                  By:   /s/ Evon Contos
                                     ------------------------------------------
                                     Name:  Evon Contos
                                          -------------------------------------
                                     Title: Vice President
                                           ------------------------------------

                                  By:   /s/ Dan Dobrjowskyj
                                     ------------------------------------------
                                     Name:  Dan Dobrjowskyj
                                          -------------------------------------
                                     Title: Assistant Treasurer
                                           ------------------------------------


                                  BANQUE NATIONALE DE PARIS, as Lender

                                  By:   /s/ Clive Bettles
                                     ------------------------------------------
                                     Name:  Clive Bettles
                                          -------------------------------------
                                     Title: Senior Vice President & Manager
                                           ------------------------------------


                                  By:    /s/ Mitchell M. Ozawa
                                     ------------------------------------------
                                     Name:   Mitchell M. Ozawa
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                  COLORADO NATIONAL BANK, as Lender

                                  By:    /s/ Jon M. Fish
                                     ------------------------------------------
                                     Name:   Jon M. Fish
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------


                                  FLEET NATIONAL BANK OF MASSACHUSETTS,
                                    as Lender

                                  By:    /s/ Ginger Stolzenthaler
                                     ------------------------------------------
                                     Name:   Ginger Stolzenthaler
                                          -------------------------------------
                                     Title:  Vice President
                                           ------------------------------------




                    (Signatures continued on following page)

    (Continuation of signatures to the First Amendment to Credit Agreement)

                                  KLEINWORT BENSON LIMITED, as Lender

                                  By:    /s/ Patrick Donelan
                                     ------------------------------------------
                                     Name:   Patrick Donelan
                                          -------------------------------------
                                     Title:  Director
                                           ------------------------------------


                                  AMSOUTH BANK OF ALABAMA, as Lender

                                  By:    /s/ William Barnes
                                     ------------------------------------------
                                     Name:   William Barnes
                                          -------------------------------------
                                     Title:  Senior Vice President
                                           ------------------------------------

                                   EXHIBIT A

                       FORM OF REAFFIRMATION OF GUARANTY


         THIS REAFFIRMATION OF GUARANTY dated as of December 10, 1996, executed and delivered by each of AMIREIT (Frye), Inc., a North Carolina corporation, AMIREIT (Kendall), Inc., a Florida corporation, AMIREIT Lucy Lee, Inc., a Missouri corporation, AMIREIT (North Fulton), Inc., a Georgia corporation, AMIREIT (Palm Beach Gardens), Inc., a Florida corporation, AHE of California, Inc., a California corporation, AHE of Irvine, Inc., a California corporation, American Health Properties of Arizona, Inc., an Arizona corporation, AHP of Colorado, Inc., a Colorado corporation, AHP of Fayetteville, Inc., an Arkansas corporation, AHP of Illinois, Inc., an Illinois corporation, AHP of Kansas, Inc., a Kansas corporation, AHP of South Carolina, Inc., a South Carolina corporation, AHP of Sunrise, Inc., a Florida corporation, AHP of Tarpon Springs, Inc., a Florida corporation, AHP of Texas, Inc., a Texas corporation, AHP of Washington, Inc., a Washington corporation, AHP of West Virginia, Inc., a West Virginia corporation, and AHP of Utah, Inc., a Utah corporation, together with the Subsidiaries of the Company that may from time to time become a party hereto (each a "Guarantor", and, collectively, the "Guarantors") in favor of Wells Fargo Bank, N.A., in its capacity as agent (the "Agent"), and in its capacity as the Facing Bank (the "Facing Bank"), in favor of Banque Paribas, in its capacity as Co-Agent ("Banque Paribas"), in favor of First Union National Bank of North Carolina in its capacity as Co-Agent ("First Union"), in favor of NationsBank of Texas, N.A., in its capacity as Co-Agent ("NationsBank") and in favor of each Lender (present and future) under the Credit Agreement (as hereinafter defined) (the Lenders, NationsBank, First Union, Banque Paribas, the Facing Bank and the Agent being collectively referred to herein as the "Guaranteed Parties").

         WHEREAS, the Lenders, Banque Paribas, as Co-Agent, First Union National Bank of North Carolina, as Co-Agent, NationsBank of Texas, N.A., as Co-Agent, Wells Fargo Bank, N.A., as Arranger, Agent and Facing Bank and American Health Properties, Inc. (the "Company") entered into that certain Credit Agreement dated as of December 27, 1995 (as the same may be amended, modified, supplemented, or extended from time to time, the "Credit Agreement");

         WHEREAS, in connection with the Credit Agreement, the Guarantors executed and delivered a Guaranty dated as of December 27, 1995 (the "Guaranty") in favor of the Guaranteed Parties, providing for the undersigned's guaranty of repayment of certain indebtedness and obligations of the Company owing to the Guaranteed Parties;

         WHEREAS, the Company and the Lender have entered into that certain First Amendment to Credit Agreement dated as of the date hereof (the "Amendment"), to amend certain covenants and for other purposes;

         WHEREAS, each Guarantor has reviewed the Amendment;

         WHEREAS, its is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Reaffirmation of Guaranty;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which each Guarantor hereby acknowledges, each Guarantor hereby agrees as follows:

         Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Guaranteed Parties under the Guaranty and agrees that neither the transactions contemplated by the Amendment, nor any future agreements or arrangements whatsoever by the Guaranteed Parties with the Company relating to the Credit Agreement, any of the other Credit Documents, or any collateral thereunder, shall in any way affect the validity and enforceability of the Guaranty or reduce, impair or discharge the obligations of such Guarantor thereunder.

         Section 2. References. Each Guarantor agrees that each reference to the Credit Agreement or any of the other Credit Documents in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement or such other Credit Document as amended by the Amendment, and as each may from time to time be further amended, supplemented, restated or otherwise modified in the future by one or more other written amendments or supplemental or modification agreements entered into pursuant to the applicable provisions of the respective Credit Document.

         Section 3. Defined Terms. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.





                         (Signatures on following page)

         IN WITNESS WHEREOF, this Reaffirmation of Guaranty is signed, sealed and delivered as of the date first written above.

                                           AMIREIT (FRYE), INC.
                                           AMIREIT (KENDALL), INC.
                                           AMIREIT LUCY LEE, INC.
                                           AMIREIT (NORTH FULTON ), INC.
                                           AMIREIT (PALM BEACH GARDENS), INC.
                                           AHE OF CALIFORNIA, INC.
                                           AHE OF IRVINE, INC.
                                           AMERICAN HEALTH PROPERTIES OF
                                               ARIZONA, INC.
                                           AHP OF COLORADO, INC.
                                           AHP OF FAYETTEVILLE, INC.
                                           AHP OF ILLINOIS, INC.
                                           AHP OF KANSAS, INC.
                                           AHP OF SOUTH CAROLINA, INC.
                                           AHP OF SUNRISE, INC.
                                           AHP OF TARPON SPRINGS, INC.
                                           AHP OF TEXAS, INC.
                                           AHP OF WASHINGTON, INC.
                                           AHP OF WEST VIRGINIA, INC.
                                           AHP OF UTAH, INC.


                                           By:
                                              ---------------------------------
                                                Michael J. McGee
                                                Vice President

                                   EXHIBIT B

                           FORM OF OPINION OF COUNSEL


                       (Letterhead of Company's Counsel)

                               December ___, 1996


Wells Fargo Bank, N.A.
as Arranger, Agent and Facing Bank
420 Montgomery Street
San Francisco, California 94163

and

The financial institutions that have or may become Lenders under the Credit
Agreement described below

         RE: First Amendment to Credit Agreement dated as of December 10, 1996, among American Health Properties, Inc., the financial institutions that are signatories thereto and Wells Fargo Bank, N.A., as Agent (the "Amendment")

Ladies and Gentlemen:

         We have acted as counsel to American Health Properties, Inc., a Delaware corporation (the "Company"); AMIREIT (Frye), Inc., a North Carolina corporation ("Frye"); AMIREIT (Kendall), Inc., a Florida corporation ("Kendall"); AMIREIT Lucy Lee, Inc., a Missouri corporation ("Lucy Lee"); AMIREIT (North Fulton), Inc., a Georgia corporation ("North Fulton"); AMIREIT (Palm Beach Gardens), Inc., a Florida corporation (Palm Beach Gardens"); AHE of California, Inc., a California corporation ("California"); AHE of Irvine, Inc., a California corporation ("Irvine"); American Health Properties of Arizona, Inc., an Arizona corporation ("Arizona"); AHP of Colorado, Inc., a Colorado corporation ("Colorado"), AHP of Fayetteville, an Arkansas corporation ('Fayetteville"); AHP of Illinois, Inc., an Illinois corporation ("Illinois"); AHP of Kansas, Inc., a Kansas corporation ("Kansas"); AHP of South Carolina, Inc., a South Carolina corporation ("South Carolina"), AHP of Sunrise, Inc., a Florida corporation ("Sunrise"); AHP of Tarpon Springs, Inc., a Florida corporation ("Tarpon Springs"); AHP of Texas, Inc., a Texas corporation ("Texas"); AHP of Washington, Inc., a Washington corporation ("Washington"), AHP of West Virginia, Inc., a West Virginia corporation ("West Virginia"); and AHP of Utah, Inc., a Utah corporation ("Utah") (Frye, Kendall, Lucy Lee, North Fulton, Palm Beach Gardens, California, Irvine, Arizona, Colorado, Fayetteville,

Illinois, Kansas, South Carolina, Sunrise, Tarpon Springs, Texas, Washington, West Virginia and Utah are herein collectively referred to as the "Guarantors" and the Guarantors and the Company are herein collectively referred to as the "Credit Parties") in connection with the preparation, negotiation and delivery of the above-captioned Amendment. This opinion is being delivered to you pursuant to Section 2 of the Amendment.

         In these capacities we have reviewed the following:

         (a)     the Credit Agreement;

         (b)     the Amendment;

         (c)     the Subsidiary Guaranty; and

         (d)     the Reaffirmation.

Items (b) and (d) above are sometimes referred to herein as the "Amendment Documents". Capitalized terms used in this opinion which are defined in the Amendment have the meaning specified therein, unless otherwise defined herein.

         In addition to the foregoing, we have reviewed the articles of incorporation and bylaws of each of the Credit Parties and certain resolutions of the boards of directors of each of the Credit Parties (collectively, the "Organizational Documents"). We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, and other instruments, and made such other investigations of law and fact, as we have deemed necessary or advisable for the purposes of rendering this opinion. In our examination of documents, we assumed the genuineness of all signatures on documents presented to us as originals (other than signatures on behalf of the Credit Parties) and the conformity to originals of documents presented to us as conformed or reproduced copies.

         Based on the foregoing, and subject to the assumptions and qualifications set forth below, we are of the opinion that:

         1. Each of the Credit Parties (i) is an existing corporation and in good standing under the laws of its jurisdiction of incorporation and (ii) has the corporate power to execute, deliver and perform the Amendment Documents to which it is a party, to own and use its assets, and to conduct its business as presently conducted and as proposed to be conducted immediately following the consummation of the transactions contemplated by the Amendment.

         2. Each of the Credit Parties has duly authorized the execution and delivery of the Amendment Documents to which it is a party and all performance by it thereunder. Each of the Credit Parties has duly executed and delivered such Amendment Documents.

         3. The execution, delivery and performance by each Credit Party of each of the Reaffirmation, the Amendment, and the Credit Agreement as amended by the Amendment to which it is a party (i) require no action or consent by or in respect of, or filing with, any governmental body, agency or official of the State of Colorado or of the federal government of the United States and (ii) do not contravene, or constitute a default under, any provision of applicable Colorado or United States federal law or regulation or of the Organizational Documents or Material Contracts of such Credit Party, or, to the best of our knowledge of any judgment, injunction, order, decree or other instrument binding on such Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party.

         4. If the Amendment Documents and the Credit Documents were governed by the laws of the State of Colorado, each of the Reaffirmation, the Amendment and the Credit Agreement as amended by the Amendment would constitute the legal, valid and binding obligation of each Credit Party a party thereto, enforceable against such Credit Party in accordance with its terms.

         5. In a properly presented and argued case, a Colorado state court or a federal court sitting in Colorado as the forum state, applying Colorado conflict of laws principles should enforce the choice of law provisions in the Amendment Documents and the Credit Agreement as amended by the Amendment.

         6. Since December 27, 1995, the date of our prior legal opinion rendered to the Agent and the Lenders in connection with the Credit Agreement, no facts or circumstances concerning the Company have come to the attention of attorneys in this firm who provide services to the Company, which would cause us to believe that our opinion in Paragraph 10 of such prior opinion concerning the real estate investment trust status of the Company under the Internal Revenue Code of 1986, as amended (a) was inaccurate, or (b) would not be accurate through the date of this opinion.

         7. To the best of our knowledge, there does not exist any litigation or governmental proceedings, pending or threatened against any of the Credit Parties which purport to affect the legality, validity, binding effect or enforceability of any of the Amendment Documents or Credit Documents or which are likely to have a material adverse effect upon the financial condition or operations of the Company or its Subsidiaries.

         This opinion is subject to the following assumptions and qualifications:

         (i) To the extent matters of fact are involved in the opinions set forth above, we have, with your permission, relied upon certificates of public officials or of officers of the Company, copies of which are attached hereto.

         (ii) The opinions rendered in Paragraph 4 above relating to the enforceability of the Amendment Documents are subject to and limited by the following: (i) applicable bankruptcy, insolvency, reorganization, moratorium, or other





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
                 similar laws now or hereafter affecting the enforcement of creditors' rights and generally and (ii) general equitable principles, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) and (iii) public policies which may affect the enforceability of certain remedies or rights provided for in the Amendment Documents.

         (iii) The opinions with respect to enforceability of the agreements referred to herein and as to no conflict or breach of any federal or Colorado statute are subject to fraudulent conveyance laws.

         The opinions set forth above are limited to the effect of the laws of the State of Colorado, the federal laws of the United States of America and the general corporation law of the State of Delaware. We express no opinion with respect to the laws of any other jurisdiction.

         This opinion is furnished to the Agent, the Facing Bank, the Co-Agents and the Lenders. This opinion may not be relied on by any other person other than the Arranger, the Agent, the Facing Bank, the Co-Agents, the Lenders, and Alston & Bird, counsel to the Arranger, the Agent and the Facing Bank.

                                        Sincerely yours,


                                        ________________________





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